UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 12, 2020

PTC Inc.

(Exact Name of Registrant as Specified in Its Charter)

Massachusetts	0-18059	04-2866152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 Seaport Boulevard, Boston, Massachusetts	02210
(Address of Principal Executive Offices)	(Zip Code)

(781) 370-5000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $.01 par value per share	PTC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On December 12, 2020, PTC Inc. agreed to acquire Arena Holdings, Inc., a Delaware corporation (“Arena”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) between PTC, Arena, Astronauts Merger Sub, Inc., a newly-formed, wholly-owned subsidiary of PTC (“Merger Sub”), and the Representative named therein. The Merger Agreement, which has been approved by the boards of directors of PTC and Arena, provides that Merger Sub will merge with and into Arena, with Arena as the surviving corporation (the “Merger”). The base cash purchase price of the transaction payable to holders of Arena’s equity will be approximately $715,000,000 payable at closing, net of Arena’s debt and transaction expenses, all subject to adjustment as set forth in the Merger Agreement.  PTC expects to draw on its credit facility to fund the acquisition price.

Consummation of the Merger is subject to the satisfaction or waiver of specified closing conditions, including (i) requisite Arena stockholder approval, (ii) no more than 10% of the outstanding shares of Arena shall have exercised appraisal rights, and (iii) other customary closing conditions, including (a) the accuracy of each party’s representations and warranties (subject to customary materiality qualifiers), (b) each party’s material compliance with its agreements and covenants contained in the Merger Agreement, (c) the waiting period under the Hart-Scott-Rodino antitrust law having expired, and (d) the absence of any law, rule, regulation, order, judgment, decree, ruling or arbitration award being in effect that restrains or enjoins, or otherwise prohibits, the consummation of the Merger. The parties expect that the Merger will close in the second quarter of PTC’s 2021 fiscal year.

The Merger Agreement includes customary representations, warranties and covenants of PTC, Arena, and Merger Sub. Arena has agreed to conduct the business in the ordinary course and not to enter into certain arrangements or take certain actions. Arena has also agreed not to solicit, encourage, initiate or engage in discussions or negotiations with, or provide any non-public information to, or otherwise cooperate in any way with any third party concerning any alternative transactions and to terminate any and all negotiations or discussions with any third party regarding any alternative transaction. PTC and Merger Sub have agreed to use reasonable best efforts to obtain approval of the proposed transactions under applicable antitrust laws, as more fully set forth in and subject to the terms and conditions of the Merger Agreement. The parties to the Merger Agreement are also entitled to an injunction or injunctions to prevent breaches of the Merger Agreement, and to enforce specifically the terms of the Merger Agreement. Furthermore, to induce PTC to enter into the Merger Agreement, certain principal stockholders have executed and delivered a voting and support agreement to vote their respective shares in favor of the Merger.

The foregoing summary of the principal terms of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full copy of the Merger Agreement filed as Exhibit 1.1 hereto and incorporated herein by reference. This summary and the copy of the Merger Agreement are intended to provide information regarding the terms of the Merger Agreement and are not intended to modify or supplement any factual disclosures about PTC or Arena in public reports filed with the SEC. In particular, the Merger Agreement and this summary are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to any party to the Merger Agreement. The Merger Agreement includes representations, warranties and covenants of PTC, Arena, and Merger Sub made solely for the benefit of the parties to the Merger Agreement. The assertions embodied in those representations and warranties were made solely for purposes of the Merger Agreement among PTC, Arena, and Merger Sub and may be subject to important qualifications and limitations agreed to by PTC, Arena, and Merger Sub in connection with the negotiated terms. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to PTC’s filings with the Securities and Exchange Commission (“SEC “) or may have been used for purposes of allocating risk among PTC, Arena, and Merger Sub rather than establishing matters as facts. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts of PTC, Arena, Merger Sub or any of their respective subsidiaries or affiliates.

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

Arena is expected to end calendar year 2020 with approximately $50 million in annualized recurring revenue. The transaction is expected to be neutral to PTC’s FY’21 free cash flow target and accretive to FY’22 and beyond.  PTC reaffirmed its FY’21 cash flow from operations target of $365 million and its free cash flow target of $340 million (reflecting the deduction of approximately $25 million of capital expenditures from cash flow from operations).

PTC management will provide additional information about the proposed acquisition at its Investor Day virtual meeting on Tuesday, December 15, 2021 from at 9:00 a.m. to 12:00 p.m. (ET), which can be accessed at www.ptc.com/for/investors.htm.

The statements above regarding PTC’s expectations regarding PTC’s FY’21 cash flow targets and the effect of the acquisition on PTC’s FY’21 cash flow target and its cash flow in FY’22 and beyond are forward-looking statements that involve risks and uncertainties that could actual results to differ materially from those projected.  Statements made at the Investor Day meeting will include management's discussion of PTC's business and outlook, which may include material projections and other forward-looking statements regarding PTC's strategy and financial model, anticipated financial results and growth, the development of PTC's products and markets, expectations with respect to the proposed acquisition of Arena, the integration of the Arena with PTC and the integration of their respective technologies, the effect of the acquisition on our future growth and financial results, the expected value of the acquired technology to our business, market adoption of industrial SaaS solutions, and other future events. These statements are also “forward-looking statements” that involve risks and uncertainties that could cause actual results to differ materially from those projected.  The risks and uncertainties that could cause actual results to differ materially from the forward-looking statements include that the closing conditions may not be satisfied when or as we expect or may be waived; the acquired technology may not provide the access to new customers and markets that we expect if those customers and markets are not receptive to the technology; we may be unable to integrate the acquired technology when or as we expect, which could adversely affect our ability to offer additional SaaS solutions; customers may not adopt SaaS solutions for product development as we expect, which would adversely affect our revenue; key Arena employees may not stay with PTC, which could disrupt the Arena business and our ability to successfully integrate and operate the Arena business; we may incur unanticipated costs associated with the integration of Arena, which would impact our earnings and cash flow; and other risks and uncertainties described in PTC’s filings with U.S. Securities and Exchange Commission, including PTC's most recent report on Form 10-K

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

*1.1	Agreement and Plan of Merger dated as of December 12, 2020, by and among PTC Inc., Arena Holdings, Inc., Astronauts Merger Sub, Inc., and the Representative named therein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* All schedules to the Merger Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PTC INC.

	By:	/s/Catherine Gorecki
Catherine Gorecki
Senior Vice President, Corporate & Securities Counsel, Assistant Secretary
Date: December 14, 2020